                                                                Exhibit 10.10

                            ORMAT TECHNOLOGIES, INC.
                        FORM OF INDEMNIFICATION AGREEMENT

         INDEMNIFICATION AGREEMENT, made as of _____, 2004 between Ormat
Technologies, Inc., a Delaware corporation (the "Company"), and ______ (the
"Indemnitee").

         WHEREAS, the Company is aware that competent and experienced persons are increasingly reluctant to serve as directors or officers of corporations unless they are protected by adequate indemnification, due to increased exposure to litigation costs and risks resulting from their service to such corporations, and due to the fact that the exposure frequently bears no reasonable relationship to the compensation of such directors and officers;

         WHEREAS, the statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous, or conflicting, and therefore fail to provide such directors and officers with adequate, reliable knowledge of legal risks to which they are exposed or information regarding the proper course of action to take;

         WHEREAS, plaintiffs often seek damages in such large amounts and the costs of litigation may be so great (whether or not the case is meritorious), that the defense and/or settlement of such litigation is usually beyond the personal resources of directors and officers;

         WHEREAS, based upon their experience as business managers, the Board of
Directors has concluded that, to retain and attract talented and experienced individuals to service as officers and directors of the Company and its
Subsidiaries (as defined below in Section 1) and to encourage such individuals to take the business risks necessary for the success of the Company and its
Subsidiaries, it is necessary for the Company to contractually indemnify its directors and certain of its officers, and the directors and certain of the officers of its Subsidiaries, and to assume for itself maximum liability for expenses and damages in connection with claims against such officers and directors in connection with their service to the Company and its Subsidiaries, and has further concluded that the failure to provide such contractual indemnification could result in great harm to the Company and its Subsidiaries and the Company's stockholders;

         WHEREAS, the Indemnitee is a member of the Board of Directors of the
Company and/or an officer of the Company and its Subsidiaries and in such capacity is performing a valuable service for the Company;

         WHEREAS, the Company's Amended and Restated By-laws (the "By-laws")
provide for indemnification to the fullest extent permitted by the Delaware
General Corporation Law from time to time in effect (provided that in the case of any subsequent amendment or interpretation only to the extent that such amendment or interpretation permits the Company to provide broader indemnification rights than were previously permitted prior thereto) (the
"Indemnification Statute");

         WHEREAS, the Indemnification Statute provides that the indemnification rights provided thereunder are not exclusive, and that agreements may be entered into between the Company and members of its Board of Directors and officers with respect to indemnification; and

         WHEREAS, the Company deems it desirable and in its best interests for it to enter into this contract with the Indemnitee.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Mandatory Indemnification. The Company shall, to the fullest extent allowed by applicable law (including the indemnification permitted by Section
145 of the Delaware General Corporation Law ("DGCL")) indemnify and hold harmless the Indemnitee from and against any and all expenses (including reasonable attorneys' fees), amounts paid or incurred in satisfaction of settlements, judgments, fines, penalties, liabilities and similar or related items incurred or suffered or threatened to be incurred or suffered in any pending, threatened or completed actions, suits or proceedings, whether civil, criminal, administrative, arbitrative or investigative (including any appeal therein and any inquiry or investigation which could lead to such suit, action or procedure) by reason of the Indemnitee's being or having been (or to the fullest extent permitted by law otherwise related to the fact that he is or was)
(a) a director, officer, employee or agent of the Company or of any constituent corporation absorbed by the Company in a consolidation or merger or (b) a director, officer, trustee, employee or agent of any direct or indirect subsidiary of the Company (collectively, "Subsidiary") or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise or entity of any kind or nature (collectively, including such
Subsidiaries, "Other Enterprises"), at which the Indemnitee served in such capacity at the request of the Company or any such constituent corporation
(collectively, "Proceedings"). To the fullest extent permitted by applicable law, the Indemnitee shall be entitled to a conclusive presumption that any service as a director, officer, employee or agent for a Subsidiary was at the request of the Company, and the confirmation in any one or more instances that such service was at the request of the Company shall not alter such conclusive presumption. The foregoing right to indemnification applies to any Proceeding in which the Indemnitee is made, or is threatened to be made, a party. It is understood that the Company shall not be obligated pursuant to the terms of this
Agreement to indemnify the

Indemnitee if a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful. In this respect, the
Indemnitee has been advised that the Securities and Exchange Commission takes the position that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable. In addition, notwithstanding anything else in this Agreement, the indemnification provided hereunder to any Indemnitee who is also an officer or director of or controlling party in Ormat Industries Ltd. shall be subject to the same limitations on such indemnification as are applicable to the indemnification provided to such person by Ormat Industries Ltd.

         2. Indemnification as Witness. Notwithstanding any other provision of this Agreement, to the extent the Indemnitee is, by reason of the fact that the
Indemnitee is or was a director, officer, employee or agent of the Company or
Other Enterprises, a witness in any proceeding, the Indemnitee shall be indemnified against any and all expenses actually and reasonably incurred by or for the Indemnitee in connection therewith.

         3. Mandatory Advancement of Expenses. The Company shall to the fullest extent permitted by the Section 145 of the DGCL advance all costs and expenses
(including attorneys' fees and expenses) incurred by the Indemnitee with respect to any one or more Proceedings, whether civil, criminal, administrative or investigative. The Indemnitee hereby agrees to repay such costs and expenses if it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Company under the DGCL. Such mandatory obligation to advance costs and expenses shall, to the extent permitted by law, include costs and expenses incurred in asserting affirmative defenses, counterclaims and cross-claims. The advances to be made hereunder shall be paid by the Company to the Indemnitee within ten (10) days following delivery of a written request therefore by the Indemnitee to the Company.

         4. Continuation of Indemnification. All obligations of the Company hereunder shall continue during the period the Indemnitee is a director, officer, employee or agent of the Company (or is serving at the request of the
Company as a director, officer, employee, trustee or agent of any Other
Enterprise) and shall continue thereafter so long as the Indemnitee shall be subject to any possible Proceeding by reason of the fact that the Indemnitee is or was a director, officer, employee or agent of the Company or is or was serving on behalf of any Other Enterprise in any capacity referred to in
Paragraph 1 hereof.

         5. Procedural Requirements.

              (a) Notice by Indemnitee. The Indemnitee shall, as a condition precedent to the Indeminitee's right to be indemnified under this Agreement, give the Company notice in writing as soon as practicable of any claims made against such Indemnitee for which such Indemnittee believes that indemnification with respect thereto may be sought from the Company under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address shown on the

signature page of this Agreement or such other address as the Company shall designate in writing to the Indemnitee.

              (b) Notice to Insurer. If, at the time of the receipt of a notice of the commencement of a proceeding pursuant to Section 5(a) above, the Company has in effect an insurance policy or policies providing directors' and officers'
liability insurance, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter make all commercially relevant efforts to take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

              (c) Subrogation. In the event of payment under this Agreement, the
Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee. The Indemnitee shall execute all documents required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company to effectively bring suit to enforce such rights.

              (d) Selection of Counsel. In the event the Company shall be obligated hereunder to pay the expenses of any claims, the Company, if appropriate, shall be entitled to assume the defense of such claims with counsel approved by the Indemnitee (such approval not to be unreasonably withheld), upon the delivery to such Indemnitee of written notice of its election so to do.
After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to such Indemnitee under this Agreement for any fees of any other counsel subsequently incurred by such Indemnitee with respect to the same claims, provided that (i) the Indemnitee shall have the right to employ counsel in any such claims at such Indemnitee's expense and (ii) if (A) the employment of counsel by the Indemnitee has been previously authorized by the Company, (B) the
Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and such Indemnitee in the conduct of such defense or (C) the Company shall not, in fact, have employed counsel to assume the defense of such claims, then the fees and expenses of the Indemnitee's counsel shall be at the expense of the Company.

         6. Non-Exclusive Provisions Re: Indemnification and Advancement. The
indemnification against settlements, judgments, expenses and other matters and the advancement of costs and expenses provided for in this Agreement shall not be deemed exclusive of any other rights to indemnification and/or advancement which the Indemnitee may be entitled under any agreement, any vote of stockholders and/or disinterested directors, the Company's Amended and Restated
Certificate of Incorporation or Restated By-laws, or otherwise.

         7. Exceptions.

              (a) Claims Initiated by Indemnitee. Notwithstanding any other provision herein to the contrary, the Company shall not be obligated under the terms of this Agreement to indemnify or advance expenses to the Indemnitee with respect to proceedings or claims initiated or brought voluntarily by the
Indemnitee and by way of defense or counterclaims asserted by Indemnitee in a proceeding brought against Indemnitee, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under the DGCL, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate.

              (b) Lack of Good Faith. Notwithstanding any other provision herein to the contrary, the Company shall not be obligated under the terms of this
Agreement to indemnify the Indemnitee for any expenses incurred by the
Indemnitee with respect to any proceeding instituted by the Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in such proceeding was frivolous or made in bad faith.

              (c) Unauthorized Settlements. Notwithstanding any other provision herein to the contrary, the Company shall not be obligated under the terms of this Agreement to indemnify the Indemnitee for any amount paid in settlement of a proceeding effected without the prior written consent of the Company. The
Company agrees not to unreasonably withhold its consent to any settlement.

              (d) No Duplicative Payment. The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Imdemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

              (e) Claims under Section 16(b). Notwithstanding any other
provision herein to the contrary, the Company shall not be obliged to indemnify the Indemnitee for expenses and the payments of profits arising from the purchase and sale by the Indemnitee of securities in violation of Section 16(b)
of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

         8. Burden of Proof. In making a determination with respect to the
Indemnitee's right to indemnification hereunder, the person or persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement, and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption.

         9. Other Provisions.

              (a) Enforcement of Rights. It is understood that the parties intend this Agreement to be interpreted and enforced so as to provide indemnification and advancement of expenses to the Indemnitee to the fullest extent permitted by applicable law as then in effect. Without limiting the generality of Section 1 hereof or the preceding sentence, if the Indemnitee is successful in any material respect in bringing any action to enforce any rights under this Agreement, the Indemnitee shall, to the fullest extent permitted by law, be entitled to recover all reasonable fees and expenses in bringing and pursuing such action. In addition, the Indemnitee may in his sole discretion apply to any court of competent jurisdiction for specific performance and/or injunctive relief in order to enforce, or prevent any violations of, the provisions of this Agreement.

              (b) Severability. If any provision of this Agreement or the application thereof to any entities or individuals ("Persons") or circumstance(s) shall be invalid or unenforceable to any extent, (i) the remainder of this Agreement and the application of such provision to other
Persons or circumstance(s) shall not be effected thereby; and (ii) each such provision shall be enforced to the greatest extent permitted by law.

              (c) Construction. Use of the words "hereby," "herein," "hereto,"
"hereof," "hereunder," and similar words, shall be deemed to refer to this
Agreement in its entirety, and not solely to the Section or Subsection in which any such word appears; "including," "includes," or "include" shall mean
"including but not limited to," "includes but is not limited to," and "include but not limited to." All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders;
the singular shall include the plural, and vice versa. Titles of Sections are for convenience only, and shall not modify rights and obligations created by this Agreement.

              (d) Survival Successors and Assigns. The Indemnitee's rights under this Agreement shall continue after the Indemnitee has ceased to serve as a director or an officer of the Company. This Agreement shall be binding on and inure to the benefit of successors, assigns, legatees, distributees, heirs, executors, guardians, administrators, estates and other legal representatives.

              (e) Modification. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instruction in writing, signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

              (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken

together shall constitute but one Agreement. It shall not be necessary that any counterpart be signed by the parties so long as each Party shall have executed a counterpart.

         (g) Entire Agreement. This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof and supersedes any prior understandings, agreements or representations between the parties, written or oral, which may relate to the subject matter hereof;
provided, that the provisions of this Agreement are supplementary to, and not in place of any provisions relating to indemnification and/or liability of directors and officers contained in the Company's Amended and Restated
Certificate of Incorporation and Restated By-Laws and rights and remedies provided under any insurance policy.

         (h) Governing Law. This Agreement shall be governed by and construed according to the laws of the State of Delaware, without giving effect to principles of conflicts of law in Delaware.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.

                                       ORMAT TECHNOLOGIES, INC.
                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:
                                          Address: 980 Greg Street,
                                                   Sparks, NV 89431

                                       INDEMNITEE

                                       Name:
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